UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2
EXOZYMES INC.
(Exact name of registrant as specified in its charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATION OF FILING
This filing is being made to correct the proxy card that was filed on June 20, 2025 by ExoZymes Inc. The change is to correct the voting for director nominees.
The proposal number 1 originally did not provide for the ability of a shareholder to withhold for all or for one or more of the director nominees. The card has been adjusted to provide for the ability of the shareholder to select either a vote “For All,” “Withhold All” or “For All Except” and an explanation as to how to withhold authority for a specific director nominee for those shareholders selecting to vote “For All Except.”
As the proxy materials have not yet been distributed as of the date of this filing, shareholders will only be receiving the corrected proxy card; therefore there is not being provided to shareholders differently colored or otherwise separately distinguishable proxy cards.

EXOZYMES INC.
750 ROYAL OAKS DR, SUITE # 106
MONROVIA, CA 91016

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EXOZ2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76650-P35641 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXOZYMES INC.

The Board of Directors recommends you vote FOR the following proposals 1 and 2:

	For All	Withhold All	For All Except
1. To elect the six nominees to serve as directors until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Christopher Marlett
02) Anthony DiGiandomenico
03) Edgardo Rayo
04) James Lalonde
05) James Bowie
06) Lon Bell

	For	Against	Abstain
2. Approve a non-binding advisory resolution to approve the compensation paid to our named executive officers for our 2025 fiscal year (commonly known as "say-on-pay");	☐	☐	☐

The Board of Directors recommends you vote on this proposal selecting 3 years:

	1 Year	2 Years	3 Years	Abstain
3. Approve a non-binding advisory determination of the frequency of future advisory votes on the compensation paid to our named executive officers (commonly known as "say-on-frequency");	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals 4 and 5:

	For	Against	Abstain
4. Approve the 2025 Performance Equity Plan;	☐	☐	☐
5. Ratify the appointment of RBSM LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025; and	☐	☐	☐

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 10K and Proxy Statement are available at www.proxyvote.com

V76651-P35641

eXoZymes Inc.
ANNUAL MEETING OF SHAREHOLDERS
JULY 25, 2025 – 1:00 PM PST
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Michael Heltzen and Fouad Nawaz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of eXoZymes Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM PST, on July 25, 2025, at www.virtualshareholdermeeting.com/EXOZ2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE